SUB-ITEM 77Q1(e)
OTHER EXHIBIT
A copy of Investment Advisory Agreement between Registrant and ABR Dynamic Funds, LLC regarding the ABR Dynamic Blend Equity & Volatility Fund, Exhibit (d)(15)to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 34 on July 28,2015, accession number 0001435109-15-000653.